UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2018 (February 20, 2018)

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

(207) 629-1200

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

Avangrid, Inc. (the “Corporation”) is filing this Form 8-K/A as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by the Corporation on February 20, 2018 under Items 2.02, 7.01, 8.01 and 9.01 (the “Original Form 8-K”). This Amendment No. 1 is being filed solely to correct errors in the earnings presentation filed as Exhibit 99.2 (the “Original Earnings Presentation”) to the Original Form 8-K. As previously filed, the Original Earnings Presentation contained an error within the appendices for the reconciliation of the Non-GAAP financial measures of Adjusted EBITDA and Adjusted Gross Margin for the Corporation on a consolidated basis and for the Renewables segment for the three months ended December 31, 2017 and the year ended December 31, 2017, which were each inadvertently presented in the Original Earnings Presentation as approximately $59 million lower than the correct amounts. This error also impacted the appendices for the reconciliation of Adjusted Funds from Operations, which was then calculated based on Deferred Income Taxes at $121 million rather than $93 million, and the Net Debt/Adjusted EBITDA ratio, which was then calculated as 3.1x rather than 3.0x. In addition, certain additional immaterial corrections have been made to the Original Earnings Presentation. Accordingly, Item 9.01 is amended by furnishing a corrected version of the earnings presentation herewith as Exhibit 99.2, a copy of which is being posted on the investor relations section of the Corporation’s website at http://www.avangrid.com.

There are no additional changes to the Original Form 8-K or the exhibits thereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 20, 2018 (incorporated by reference to the Current Report on Form 8-K filed February 20, 2018)

99.2	Updated Fiscal Year 2017 Earnings Presentation

99.3	Press Release dated February 15, 2018 (incorporated by reference to the Current Report on Form 8-K filed February 20, 2018)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 20, 2018 (incorporated by reference to the Current Report on Form 8-K filed February 20, 2018)

99.2	Updated Fiscal Year 2017 Earnings Presentation

99.3	Press Release dated February 15, 2018 (incorporated by reference to the Current Report on Form 8-K filed February 20, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.

By:	/s/ Richard J. Nicholas
Name:	Richard J. Nicholas
Title:	Senior Vice President – Chief Financial Officer

Dated: February 22, 2018

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